UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2022

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, the Board of Directors (the “Board”) of Chevron Corporation (the “Corporation”) approved and adopted amended and restated By-Laws of the Corporation (the "By-Laws"), effective December 7, 2022. The following is a summary of the substantive changes:

•Amended Article IV, Section 5 to reflect the latest amendments to the Delaware General Corporation Law by clarifying the adjournment procedures for virtual meetings of stockholders;

•Amended Article IV, Section 6 to update certain procedural mechanics in connection with any notice delivered by a stockholder of a nomination or the proposal of business other than nominations, including by requiring the nominee, nominating stockholder, beneficial owner, if any, and certain control persons to provide to the Corporation certain information in questionnaires and other information as the Corporation may reasonably request;

•Amended Article IV, Section 6 to clarify that a failure to comply with applicable law with respect to the matters set forth in Article IV, Section 6 shall be deemed a failure to comply with such provision, and the chairman of the meeting shall have the power to disregard a stockholder’s nomination or proposal of other business as a result of such failure; and

•Amended Article IV, Section 6 to require a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white.

In addition, the By-Laws also incorporate certain other non-substantive and clarifying changes.

The foregoing summary is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 to this Report, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.2	By-Laws of Chevron Corporation, as amended and restated December 7, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2022

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary